Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

RE:         Bombardier Capital Mortgage Securitization Corporation:
            BCMSC Trust 1998-C

Ladies and Gentlemen:

On behalf of Bombardier Capital Mortgage Securitization Corporation (The Registrant), we hereby file with the Commission a Current Report on Form 8-K (The "Report") on behalf of the BCMSC Trust 1998-C and deliver to you herewith the following documents:

            One copy of the Report, including the exhibit being filed therewith, together with an exhibit index:

Please acknowledge receipt and filing of this letter to Bombardier Capital Mortgage Securitization Corporation:
1600 Mountain View Drive, Colchester, VT 05446.

Very truly yours,
/s/ Robert Gillespie
Robert Gillespie
Bombardier Capital Mortgage Securitization Corporation:


                          SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report ( Date of Earliest Event Reported) August 30, 2002


                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                                         (Depositor)
                    (Exact name of registrant as specified in its charter)


                                       on behalf of


                               BCMSC Trust Series 1998-C

Delaware                            333-40113                03-0355080
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

1600 Mountain View Drive, Colchester, Vermont          05446
(Address of principal executive offices)             (ZIP code)

Registrant's telephone number, including area code:  (802) 654-7200


                                 Page 1 of 9
                      Exhibit Index Appears on Page 4

Item 5.  Other Event
Information concerning interest and principal distributions made on the Certificates Certificates) of the BCMSC Trust Series 1998-C on August 15, 2002 is contained in the Distribution Date Statement provided to each holder of the Certificates. Such Distribution Date Statement is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

      99.1. Distribution Date Statement relating to interest and prinicipal distributions made on August 15, 2002 on the Series 1998-C Certificates


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the date indicated.

                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

                             BY: /s/ Robert Gillespie
                                 Robert Gillespie
                                 Title: President

Date: August 30, 2002

I.     ORIGINAL DEAL PARAMETERS

       (A)   Initial Pool Principal Balance                                                              $ 189,552,960.29
       (B)   Initial Certificates Principal Balance                                                      $ 184,814,000.00
             (i)   Initial Class A-1   Certificate Principal Balance           $ 143,112,000.00
                                       Certificate Amount Percentage                                               75.50%
                                       Certificate Pass-through Rate                                                6.85%
             (ii)  Initial Class A-2   Certificate Principal Balance                        $ -
                                       Certificate Amount Percentage                                                0.00%
                                       Certificate Pass-through Rate                                                0.00%
             (iii) Initial Class A-3   Certificate Principal Balance                        $ -
                                       Certificate Amount Percentage                                                0.00%
                                       Certificate Pass-through Rate                                                0.00%
             (iv)  Initial Class A-4   Certificate Principal Balance                        $ -
                                       Certificate Amount Percentage                                                0.00%
                                       Certificate Pass-through Rate                                                0.00%
             (v)   Initial Class M-1   Certificate Principal Balance            $ 14,690,000.00
                                       Certificate Amount Percentage                                                7.75%
                                       Certificate Pass-through Rate                                                7.51%
             (vi)  Initial Class M-2   Certificate Principal Balance            $ 10,426,000.00
                                       Certificate Amount Percentage                                                5.50%
                                       Certificate Pass-through Rate                                                7.90%
             (vii) Initial Class B-1   Certificate Principal Balance             $ 8,056,000.00
                                       Certificate Amount Percentage                                                4.25%
                                       Certificate Pass-through Rate                                                8.50%
             (viii)Initial Class B-2   Certificate Principal Balance             $ 8,530,000.00
                                       Certificate Amount Percentage                                                4.50%
                                       Certificate Pass-through Rate                                                8.50%

       (C)   Initial Weighted Average Coupon (WAC)                                                                  9.91%
       (D)   Initial Weighted Average Original Maturity (WAOM)                                                     323.00 months
       (E)   Initial Weighted Average Remaining Maturity (WAM)                                                     321.00 months
       (F)   Initial Number of Receivables                                                                          5,167
       (G)   Servicing Fee Rate                                                                                     1.00%
       (H)   Credit Enhancement
             (i)   Reserve Fund Initial Deposit Percentage                                                          0.00%
             (ii)  Reserve Fund Target %                                                                            0.00%
             (iii) Target Overcollateralization Percentage Prior to Crossover Date                                  4.75%
             (iv)  Target Overcollateralization Percentage After Crossover Date                                     4.75%
             (v)   Target Overcollateralization Floor                                                               1.25%
             (vi)  Target Credit Enhancement % Prior to Crossover Date                                              4.75%
             (vii) Target Credit Enhancement % After Crossover Date                                                 8.31%
             (viii)Target Credit Enhancement Floor                                                                  1.75%
             (ix)  Target Credit Enhancement Amount                                                        $ 9,003,765.61
       (I)   Crossover Date Tests
                   Earliest Crossover Date                                                                       Dec-2003
                   Percent of Initial Suboridnation Percentage                                                    175.00%
       (J)   Class B-2 Floor Percentage (of Initial Pool Balance)                                                   0.75%

II.    CURRENT PORTFOLIO INFORMATION

       (A)   Beginning Pool Schedule Balance                                                              $124,895,247.72
       (B)   Beginning Pool Factor                                                                             65.889368%
       (C)   Ending Pool Schedule Balance                                                                $ 122,612,452.11
       (D)   Ending Pool Factor                                                                                64.685063%
       (E)   Ending Total Certificate Balance (after Current Distributions)                              $ 122,612,452.11
       (F)   Current Overcollateralization Amount (after Current Distributions)                                       $ -
       (G)   Weighted Average Coupon (WAC)                                                                          9.76%
       (H)   Weighted Average Remaining Maturity (WAM)                                                             282.13 months
       (I)   Ending Number of Receivables                                                                           3,453


III.   COLLECTION CALCULATIONS

       (A)   Interest

             (i)   Scheduled Interest Collections durring Current Period                                       870,370.39
             (ii)  Paid Ahead Interest Collections applied to Current Period                                    13,592.09
             (iii) Net Servicer Advance                                                                       (174,470.33)
             (iv)  Liquidation Proceeds Attributable to Interest                                                68,351.94
             (v)   Repuchased Loan Proceeds Attributable to Interest (Breaches of Rep or Warranty)                      -
             (vi)  Repuchased Loan Proceeds Attributable to Interest (Delinquent Loans)                              0.00
             (vii) Recoveries on Previously Liquidated Contracts                                                14,402.91
                                                                                                             -------------
             (viii)Total Interest Amount Available for Distribution                                            792,247.00

       (B)   Principal

             (i)   Scheduled Principal Collections                                                             128,058.53
             (ii)  Full and Partial Principal Prepayments                                                      104,929.23
             (iii) Paid Ahead Principal Collections Applied to Current Period                                        0.00
             (iv)  Net Servicer Advance                                                                        (11,612.18)
             (v)   Liquidation Proceeds Attributable to Principal                                              320,015.06
             (vi)  Repurchase Proceeds Attributable to Principal  (Breaches of Rep or Warranty)                      0.00
             (vii) Repurchase Proceeds Attributable to Principal  (Delinquent Loans)                                 0.00
             (viii)Other Principal Amounts                                                                           0.00
                                                                                                             -------------
             (ix)  Total Principal Amount Available for Distribution                                           541,390.64


IV.    DISTRIBUTION CALCULATIONS

       (A)         Total Interest Available for Distribution                                                   792,247.00
       (B)         Total Principal Available for Distribution                                                  541,390.64
       (C)         Reserve Fund Draw Amount Required                                                                 0.00
       (D)         Draw on Letter of Credit for Interest Distribution                                           64,784.08
                   Less:
                   Monthly Servicing Fee                                                                       104,079.37
                   Reimbursement to Servicer for Liquidation Expense                                             4,067.37
                   Late Payment Fees, Extension Fees and Other Permitted Fees                                        0.00
                   Other Permitted Withdrawals from Certificate Account                                              0.00
                                                                                                             -------------
                   Available Distribution Amount                                                             1,290,274.98

                   Interest Accrual Period                                                                             30 days

                   Total Interest Amount Due                                                                   752,951.71
                   Total Interest Distribution Amount                                                          752,951.71

                   Amount Available for Principal Distribution Amount                                          537,323.27
                   Principal Distribution Calculation:
                   Total Principal Amount Available for Distribution                                           541,390.64
                   Principal Loss on Liquidated Assets                                                       1,741,404.97
                                                                                                             -------------
                     Principal Distribution Due                                                              2,282,795.61
                   Principal Distribution Shortfall Carryover Amount (Current Period)                               (0.00)
                   Accelerated Principal Distribution Amount for Current Period                                      0.00
                                                                                                             -------------
                   Total Principal Amount to be Distributed                                                  2,282,795.61

                   Draw on Letter of Credit for Principal Distribution                                       1,745,472.34
                   Draw on Letter of Credit for Previously Unreimbursed Advances *VI(D)                      2,405,636.86
                   Excess Interest                                                                                   0.00
                   Reserve Account Deposit                                                                           0.00
                   Reserve Account Release                                                                           0.00
                   Class X Distribution Amount                                                                       0.00
                   Class R Distribution Amount                                                                       0.00


V.     SERVICER ADVANCE

       (A)   Interest
             (i)        Beginning Advance                                                                    5,767,338.75
             (ii)       Monthly Servicer Advance (Reimbursement)                                              (174,470.33)
             (iii)      Reimbursement of Previously Unrecovered Advances *VI(D)                             (2,153,529.27)
                                                                                                             -------------
             (iv)       Ending Advance Balance                                                               3,439,339.15

       (B)   Principal
             (i)        Beginning Advance                                                                      682,046.25
             (ii)       Monthly Servicer Advance (Reimbursement)                                               (11,612.18)
             (iii)      Reimbursement of Previously Unrecovered Advances *VI(D)                               (252,107.59)
                                                                                                             -------------
             (iv)       Ending Advance Balance                                                                 418,326.48

       (C)   Total Servicer Advance
             (i)        Beginning Advance                                                                    6,449,385.00
             (ii)       Monthly Servicer Advance (Reimbursement)                                              (186,082.51)
             (iii)      Reimbursement of Previously Unrecovered Advances *VI(D)                             (2,405,636.86)
                                                                                                             -------------
             (iv)       Ending Advance Balance                                                               3,857,665.63

VI.    CREDIT ENHANCEMENT / OTHER

       (A)   Overcollateralization

             (I)   Target Overcollaterallization Amount                                                      9,003,765.61
             (ii)  Beginning Balance                                                                                 0.00
             (iii) Write Down for Certificate Distributions                                                          0.00
             (iv)  Overcollaterallization Addition Amount                                                            0.00
             (v)   Overcollaterallization Reduction Amount                                                           0.00
             (vi)  Ending Balance                                                                                    0.00

       (B)   Reserve Fund (if applicable)

             (i)   Required Reserve Fund Balance                                                                     0.00
             (ii)  Beginning Reserve Fund Balance                                                                    0.00
             (iii) Draws for Certificate Distributions                                                               0.00
             (iv)  Excess Interest Deposited                                                                         0.00
             (v)   Reserve Fund Release                                                                              0.00
             (vi)  Ending Reserve Fund Balance                                                                       0.00

       (C)   Letter of Credit (if applicable)
             (i)   Beginning LC Balance                                                                     19,194,491.46
             (ii)  Draw on LC for Interest Distribution                                                         64,784.08
             (iii) Draw on LC for Principal Distribution                                                     1,745,472.34
             (iv)  Draw For Previously Unreimbursed Advances *VI(D)                                          2,405,636.86
             (v)   Ending Balance                                                                           14,978,598.18

       (D)   Unreimbursed Servicer Advances (see note*)
             (i)   Previous Unreimbursed Advance Balance                                                     2,405,636.86
             (ii)  Current Months Reimbursement                                                              2,405,636.86
             (iii) Ending Unreimbursed Advance Balance                                                                  -
             Note: * represents advances made in respect of contracts that were liquidated , and not reimbursed, before the current period
VII.   CERTIFICATE DISTRIBUTIONS

       (A)   Senior Certificates - Interest

             (i)   Class A-1
                                       Pass-Through Rate                                                            6.85%
                                       Beginning Carryover Interest                                                   $ -
                                       Current Interest Accrual                                              $ 474,894.79
                                       Current Carryover Interest Accrual                                             $ -
                                       Interest Paid                                                         $ 474,894.79
                                       Ending Carryover Balance                                                       $ -
                                       Interest Paid Per $1000                                                     $ 3.32

             (ii)  Class A-2
                                       Pass-Through Rate                                                            0.00%
                                       Beginning Carryover Interest                                                   $ -
                                       Current Interest Accrual                                                       $ -
                                       Current Carryover Interest Accrual                                             $ -
                                       Interest Paid                                                                  $ -
                                       Ending Carryover Balance                                                       $ -
                                       Interest Paid Per $1000                                                        $ -

             (iii) Class A-3
                                       Pass-Through Rate                                                            0.00%
                                       Beginning Carryover Interest                                                   $ -
                                       Current Interest Accrual                                                       $ -
                                       Current Carryover Interest Accrual                                             $ -
                                       Interest Paid                                                                  $ -
                                       Ending Carryover Balance                                                       $ -
                                       Interest Paid Per $1000                                                        $ -

             (iv)  Class A-4
                                       Pass-Through Rate                                                            0.00%
                                       Beginning Carryover Interest                                                   $ -
                                       Current Interest Accrual                                                       $ -
                                       Current Carryover Interest Accrual                                             $ -
                                       Interest Paid                                                                  $ -
                                       Ending Carryover Balance                                                       $ -
                                       Interest Paid Per $1000                                                        $ -

       (B)   Subordinate Certificates - Interest

             (i)   Class M1
                                       Pass-Through Rate                                                            7.51%
                                       Beginning Carryover Interest                                                   $ -
                                       Current Interest Accrual                                               $ 91,934.92
                                       Current Carryover Interest Accrual                                             $ -
                                       Interest Paid                                                          $ 91,934.92
                                       Ending Carryover Balance                                                       $ -
                                       Beginning Carryover Writedown Interest                                         $ -
                                       Current Writedown Interest                                                     $ -
                                       Current Carryover Writedown Interest Accrual                                   $ -
                                       Writedown interest Paid                                                        $ -
                                       Ending Carryover Writedown Interest                                            $ -
                                       Interest Paid Per $1000                                                     $ 6.26

             (ii)  Class M2
                                       Pass-Through Rate                                                            7.90%
                                       Beginning Carryover Interest                                                   $ -
                                       Current Interest Accrual                                               $ 68,637.83
                                       Current Carryover Interest Accrual                                             $ -
                                       Interest Paid                                                          $ 68,637.83
                                       Ending Carryover Balance                                                       $ -
                                       Beginning Carryover Writedown Interest                                         $ -
                                       Current Writedown Interest                                                     $ -
                                       Current Carryover Writedown Interest Accrual                                   $ -
                                       Writedown interest Paid                                                        $ -
                                       Ending Carryover Writedown Interest                                            $ -
                                       Interest Paid Per $1000                                                     $ 6.58

             (iii) Class B1
                                       Pass-Through Rate                                                            8.50%
                                       Beginning Carryover Interest                                                   $ -
                                       Current Interest Accrual                                               $ 57,063.33
                                       Current Carryover Interest Accrual                                             $ -
                                       Interest Paid                                                          $ 57,063.33
                                       Ending Carryover Balance                                                       $ -
                                       Beginning Carryover Writedown Interest                                         $ -
                                       Current Writedown Interest                                                     $ -
                                       Current Carryover Writedown Interest Accrual                                   $ -
                                       Writedown interest Paid                                                        $ -
                                       Ending Carryover Writedown Interest                                            $ -
                                       Interest Paid Per $1000                                                     $ 7.08



             (iv)  Class B2
                                       Pass-Through Rate                                                            8.50%
                                       Beginning Carryover Interest                                                   $ -
                                       Current Interest Accrual                                               $ 60,420.83
                                       Current Carryover Interest Accrual                                             $ -
                                       Interest Paid                                                          $ 60,420.83
                                       Ending Carryover Balance                                                       $ -
                                       Beginning Carryover Writedown Interest                                         $ -
                                       Current Writedown Interest                                                     $ -
                                       Current Carryover Writedown Interest Accrual                                   $ -
                                       Writedown interest Paid                                                        $ -
                                       Ending Carryover Writedown Interest                                            $ -
                                       Interest Paid Per $1000                                                     $ 7.08

       (C)   Senior Certificates - Principal

             (i)   Class A-1
                                       Initial Certificate Balance                                         143,112,000.00
                                       Initial Certificate Percentage                                              75.50%
                                       Beginning Certificate Balance                                        83,193,247.72
                                       Shortfall Carryover                                                           0.00
                                       Current Principal Due                                                 2,282,795.61
                                       Current Principal Paid                                                2,282,795.61
                                       Principal Shortfall Carryover For Current Period                             (0.00)
                                       Accelerated Principal Distribution                                            0.00
                                       Ending Certificate Balance                                           80,910,452.11
                                       Ending Pool Factor                                                          65.99%
                                       Principal Paid per $1000                                                     27.44
                                       Total Class Distribution                                              2,282,795.61

             (ii)  Class A-2
                                       Initial Certificate Balance                                                   0.00
                                       Initial Certificate Percentage                                               0.00%
                                       Beginning Certificate Balance                                                 0.00
                                       Shortfall Carryover                                                           0.00
                                       Current Principal Due                                                         0.00
                                       Current Principal Paid                                                        0.00
                                       Principal Shortfall Carryover For Current Period                              0.00
                                       Accelerated Principal Distribution                                            0.00
                                       Ending Certificate Balance                                                    0.00
                                       Ending Pool Factor                                                           0.00%
                                       Principal Paid per $1000                                                      0.00
                                       Total Class Distribution                                                      0.00
             (iii) Class A-3

                                       Initial Certificate Balance                                                   0.00
                                       Initial Certificate Percentage                                               0.00%
                                       Beginning Certificate Balance                                                 0.00
                                       Shortfall Carryover                                                           0.00
                                       Current Principal Due                                                         0.00
                                       Current Principal Paid                                                        0.00
                                       Principal Shortfall Carryover For Current Period                              0.00
                                       Accelerated Principal Distribution                                            0.00
                                       Ending Certificate Balance                                                    0.00
                                       Ending Pool Factor                                                           0.00%
                                       Principal Paid per $1000                                                      0.00
                                       Total Class Distribution                                                      0.00
             (iv)  Class A-4

                                       Initial Certificate Balance                                                   0.00
                                       Initial Certificate Percentage                                               0.00%
                                       Beginning Certificate Balance                                                 0.00
                                       Shortfall Carryover                                                           0.00
                                       Current Principal Due                                                         0.00
                                       Current Principal Paid                                                        0.00
                                       Principal Shortfall Carryover For Current Period                              0.00
                                       Accelerated Principal Distribution                                            0.00
                                       Ending Certificate Balance                                                    0.00
                                       Ending Pool Factor                                                           0.00%
                                       Principal Paid per $1000                                                      0.00
                                       Total Class Distribution                                                      0.00

       (D)   Subordinate Certificates - Principal


             (i)   Class M1

                                       Initial Certificate Balance                                          14,690,000.00
                                       Initial Certificate Percentage                                               7.75%
                                       Beginning Certificate Balance                                        14,690,000.00
                                       Shortfall Carryover                                                           0.00
                                       Current Principal Due                                                         0.00
                                       Current Principal Paid                                                        0.00
                                       Principal Shortfall Carryover For Current Period                              0.00
                                       Ending Certificate Balance- Excluding Writedowns                     14,690,000.00
                                       Ending Pool Factor                                                           6.57%
                                       Principal Paid per $1000                                                      0.00
                                       Beginning Outstanding Writedown                                               0.00
                                       Current Writedown/Writeup                                                     0.00
                                       Ending Certificate Balance- Including Writedowns                     14,690,000.00
                                       Total Class Distribution                                                      0.00


             (ii)  Class M2
                                       Initial Certificate Balance                                          10,426,000.00
                                       Initial Certificate Percentage                                               5.50%
                                       Beginning Certificate Balance                                        10,426,000.00
                                       Shortfall Carryover                                                           0.00
                                       Current Principal Due                                                10,426,000.00
                                       Current Principal Paid                                                        0.00
                                       Principal Shortfall Carryover For Current Period                              0.00
                                       Ending Certificate Balance- Excluding Writedowns                     10,426,000.00
                                       Ending Pool Factor                                                           6.96%
                                       Principal Paid per $1000                                                      0.00
                                       Beginning Outstanding Writedown                                               0.00
                                       Current Writedown/Writeup                                                     0.00
                                       Ending Certificate Balance- Including Writedowns                     10,426,000.00
                                       Total Class Distribution                                                      0.00


             (iii) Class B1
                                       Initial Certificate Balance                                           8,056,000.00
                                       Initial Certificate Percentage                                               4.25%
                                       Beginning Certificate Balance                                         8,056,000.00
                                       Shortfall Carryover                                                           0.00
                                       Current Principal Due                                                 8,056,000.00
                                       Current Principal Paid                                                        0.00
                                       Principal Shortfall Carryover For Current Period                              0.00
                                       Ending Certificate Balance- Excluding Writedowns                      8,056,000.00
                                       Ending Pool Factor                                                           6.57%
                                       Principal Paid per $1000                                                      0.00
                                       Beginning Outstanding Writedown                                               0.00
                                       Current Writedown/Writeup                                                     0.00
                                       Ending Certificate Balance- Including Writedowns                      8,056,000.00
                                       Total Class Distribution                                                      0.00

             (iv)  Class B2
                                       Initial Certificate Balance                                           8,530,000.00
                                       Initial Certificate Percentage                                               4.50%
                                       Beginning Certificate Balance                                         8,530,000.00
                                       Shortfall Carryover                                                           0.00
                                       Current Principal Due                                                 8,530,000.00
                                       Current Principal Paid                                                        0.00
                                       Principal Shortfall Carryover For Current Period                              0.00
                                       Ending Certificate Balance- Excluding Writedowns                      8,530,000.00
                                       Ending Pool Factor                                                           6.96%
                                       Principal Paid per $1000                                                      0.00
                                       Beginning Outstanding Writedown                                               0.00
                                       Current Writedown/Writeup                                                     0.00
                                       Ending Certificate Balance- Including Writedowns                      8,530,000.00
                                       Total Class Distribution                                                      0.00

       (E)   Total Certificate Balances
                                                                                  Beg of Period             End of Period
             (i)   Aggregate Balance of Certificates                           $ 124,895,247.72          $ 122,612,452.11
             (ii)  Total Certificate Pool Factor                                    67.5788889%               66.3437035%



VIII.  DELINQUENCY INFORMATION
                                                                                     Percent of                Percent of
       Delinquent Receivables at End of Due Period :        Scheduled Balance      Pool Balance        Units  Total Units
             30-59 Days Delinquent                            $ 10,696,525.16             8.72%          292        8.46%
             60-89 Days Delinquent                             $ 5,103,693.18             4.16%          141        4.08%
             90 Days or More Delinquent                       $ 13,112,563.72            10.69%          369       10.69%
             Homes Repossessed or Foreclosed Upon              $ 4,443,239.99             3.62%          111        3.21%



IX.    REPURCHASED CONTRACTS
      (A)   Repurchased Contracts -  Breach of Rep or Warranty
             (i)   Beginning Cumulative Repurchased Contracts since cutoff                                            $ -
             (ii)  Number of Contracts repurchased this period                                                          -
             (iii) Repurchase Price of Contracts this period                                                          $ -
             (iv)  Ending Cumulative Repurchased Contracts since cutoff                                               $ -

       (B)   Repurchased Contracts -  Delinquent Loans
             (i)   Beginning Cumulative Repurchased Contracts since cutoff                                 $ 4,820,807.71
             (ii)  Number of Contracts repurchased this period                                                          -
             (iii) Repurchase Price of Contracts this period                                                          $ -
             (iv)  Ending Cumulative Repurchased Contracts since cutoff                                    $ 4,820,807.71

X.     REPOSSESSION / LOSS INFORMATION
                                                                                                 Units  Scheduled Balance
                   Beginning Repossession Inventory                                               113      $ 4,580,430.91
                   Repossessions Incurred                                                          51      $ 1,895,620.28
                   Less Repurchase of Delinquent Loans                                              0                $ -
                   Less Repossessions Sold                                                         53      $ 2,032,811.20
                                                                                                --------------------------
                   Ending Repossession Inventory                                                  111      $ 4,443,239.99

                   Principal Balance of Repossessions Liquidated                                           $ 2,032,811.20
                   Reimbursement of Servicer Advances on Liquidated Contracts                                 $ 28,608.83
                        Liquidation Proceeds Attributable to Principal                                       $ 320,015.06
                                                                                                             -------------
                             Principal Loss on Liquidation of Repo                                         $ 1,741,404.97
                   Reimbursement to Servicer for Liquidation Expense                                           $ 4,067.37
                   Recoveries for Previously Liquidated Contracts                                             $ 14,402.91
                                                                                                            -------------
                   Net Liquidation Loss (Realized Loss)                                                    $ 1,731,069.43

             Recoveries
                   Liquidation Proceeds Attributable to Interest                                              $ 68,351.94
                   Liquidation Proceeds Attributable to Principal                                            $ 320,015.06
                   Recoveries for Previously Liquidated Contracts                                             $ 14,402.91
                                                                                                             -------------
                   Total Recoveries                                                                          $ 402,769.91
                   Recovery Percentage of Principal Balance of Repossessions Liquidated                               20%






XI.    TRIGGERS

             Has the Crossover Date Occurred?                                                             NO

                   Where the Current Distribution Date of                                           08/15/02
                   is greater than the Earliest Crossover Date of                          February 29, 2004
                                       And
                   Subordinated Certificates Beginning Principal Balance of                     8,530,000.00
                   plus the Current Overcollateralization Amount of                                     0.00
                   divided by the Current Beginning Pool Principal Balance of                 124,895,247.72
                                                                                                -------------
                   Equals                                                                              6.83%
                                                                                                -------------
                                       And is greater than the:
                   Subordinated Initital Certificates Percentage of                                   14.25%
                   multiplied by the
                   Percentage (as Percent of Initial Class Subordination Percentage)                    175%
                                                                                                -------------
                   Equals                                                                             24.94%
                                                                                                -------------



             Principal Distribution Tests:                                         Actual Ratio   Test Ratio       Result

                                                                                     Over 60 Days Delinquent
                                                                              -------------------------------
                   Current Mo                                                            18.48%
                   1st Preceding Mo                                                      18.76%
                   2nd Preceding Mo                                                      20.26%
                   Average 60 Day Delinquency Ratio:                                     19.17%        5.00%         FAIL

                                                                                     Over 30 Days Delinquent
                                                                              -------------------------------
                   Current Mo                                                            27.20%
                   1st Preceding Mo                                                      27.53%
                   2nd Preceding Mo                                                      28.15%
                   Average 30 Day Delinquency Ratio:                                     27.63%        7.00%         FAIL




                                                                                           Net Liquidation Losses
                                                            Ending Pool Bal                  (Realized Losses)
                                                            --------------------------------------------------------------
                   Current Mo                                  122,612,452.11                   1,770,803.17
                   1st Preceding Mo                            124,895,247.72                   1,988,291.66
                   2nd Preceding Mo                            127,586,014.73                   2,170,547.33
                                       -----------------------------------------------------------------------------------
                                       Total                   375,093,714.56                   5,929,642.16
                                       -----------------------------------------------------------------------------------
                                       Divided by                           3
                                       ---------------------------------------
                                       Average                 125,031,238.19


                   Sum of last 3 months of Losses                                  5,929,642.16
                   Divided by 3 month average of Pool Balance                    125,031,238.19
                   Annualized  (multiply by 4)                                                4
                   Current Realized Loss Ratio:                                          18.97%        2.75%         FAIL



                   Beginning Cumulative Realized Losses                           28,668,572.60
                   Net Liquidation Losses (Realized Losses)                        1,770,803.17
                                                                              ------------------
                   Ending Cumulative Realized Losses                              30,439,375.77
                   Divided by Initial Pool Principal Balance                     189,552,960.29
                   Cumulative Realized Loss Ratio:                                       16.06%        7.00%         FAIL


             Should Principal Be Distributed to the Subordinated Certificates?                                         NO




The undersigned, duly authorized representatives of Bombardier Capital Inc., do hereby certify that this Remittance Report has been prepared in accordance with the Pooling and Servicing Agreement and is correct, to the best of our knowledge.



BY:        _____________________  DATE:_________________________
NAME:    Ana Dropps
TITLE:   Controller - Mortgage Finance Division


BY:        _____________________  DATE:_________________________
NAME:    Brian Peters
TITLE:   Vice President - Finance